EXHIBIT 10.1



                                 FIRST AMENDMENT
                                     TO THE
                              SUNPHARM CORPORATION
       AMENDED AND RESTATED 1995 NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

         This First Amendment to the SunPharm Corporation (the "Company") Amended and Restated 1995 Nonemployee Directors' Stock Option Plan (the "Amendment") is executed pursuant to Article VIII of the Company's Amended and Restated 1995 Nonemployee Directors' Stock Option Plan (the "Plan"). All capitalized and undefined terms used herein shall have the meanings ascribed to such terms in the Plan.

         WHEREAS, the Company's Board of Directors (the "Board") is authorized by Article VIII of the Plan to amend the Plan from time to time, subject to any required stockholder approval of any such amendments; and

         WHEREAS, by written consent, effective as of April 1, 1998, the Board approved an increase in the number of shares of the Company's common stock, par value $.001 per share (the "Common Stock"), for which options may be granted under the Plan from 300,000 to 500,000 shares; and

         WHEREAS, at a meeting held on May 21, 1998, the Company's stockholders approved the Amendment.

         NOW, THEREFORE, in order to amend Article IV of the Plan as authorized by the Board and approved by the stockholders:

         1. The first sentence of Article IV of the Plan is hereby revised in its entirety to read as follows:

                  "The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 500,000 shares of Stock."

         2. Except as amended hereby, the terms and provisions of the Plan shall remain in full force and effect, and the Plan and this Amendment shall be read, taken and construed as one and the same instrument.

                  IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing First Amendment to the Plan by the directors of the Company and approval and adoption thereof by the stockholders of the Company, the Company has caused this Amendment to be duly executed in its name and behalf by its proper officers thereunto duly authorized as of the 21st day of May, 1998.


                                        SUNPHARM CORPORATION


                                        By:      /s/ STEFAN BORG
                                                 ---------------------
                                        Name:    Stefan Borg
                                                 ---------------------
                                        Title:   President & CEO
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